Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005  Mercury Computer Systems, Inc.
SG Cowen & Co. 27
th
Annual
Aerospace/Defense Technology
Conference
February 8, 2006
Jay Bertelli,
President, Chief Executive Officer & Chairman
Barry Isenstein,
VP & GM, Defense Business Unit

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2006 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology, and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, and inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses, and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain non-cash and other specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the company’s Second Quarter Fiscal 2006 earnings release, which can be found on our website at
www.mc.com/mediacenter/pr/.

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Company Overview
•
Leader in high-performance
computing for defense and
commercial applications
•
FY05 revenues of $250
million
•
891 employees
•
HQ in Chelmsford, MA
•
Specialized technology for:
High-data rate computing and I/O
Signal processing
2D and 3D image processing
•
Four business units:
Defense
Commercial Imaging &
Visualization
Advanced Solutions
Modular Products & Services

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Growth Story
•
Strong competitive position in attractive and
growing markets
•
Leverage technology investments across multiple
applications in diverse markets
Defense and Commercial
•
Straightforward operating model and financial
structure
•
Strong balance sheet, operating cash flow with
significant financing flexibility
•
Open innovation strategy through partnerships and
acquisitions enhances capability to deliver solutions
across target markets

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Deep
Algorithm
Expertise
System
Architecture Expertise
Acceleration
Expertise
GPU
Cell
Broadband
Engine
FPGA
Applications
Expertise
…by combining extensive technical expertise with deep knowledge of the science behind our customers’ applications…
•
Radar
•
Sonar
•
Signals
intelligence
•
Image & data
exploitation
•
Smart weapons
Life Sciences:
•
Medical imaging
•
Biotechnology
Geosciences:
•
Oil and gas
exploration
•
Engineering and
simulation
Semiconductor
equipment:
•
Mask generation
•
Wafer inspection
High-end baggage
scanning
Telecommunications
Solving Challenging Problems…
…and delivering broad, sustained value
to our customers.
Parallel
Processing
New markets and
opportunities
that can benefit
from Mercury
expertise

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Investment Thesis: Emerging Growth Story
Revenue ($M)
$150
$180
$186
$250
$250-260*
2002A 2003A 2004A 2005A 2006E
*Per Company guidance, January 26, 2006 earnings conference call
**Growth rates calculated at midpoint of FY2006 revenue guidance
June Fiscal Year End
DBU
~(5)%
CIV
~20%
ASB
~(10)%
MPS
~45%
FY2005: Record revenues
FY2006 Projected Growth Rates**
by Business Unit*

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Commercial Imaging & Visualization
•
20% of FY05 revenues
50% growth over FY04
•
Delivering Imaging &
Computing Solutions to:
Life Sciences (Medical Imaging &
Biotech)
Geosciences  (Oil and gas
exploration)
Navigation
•
Strong economic trends
•
Growing, $1 billion+ market
•
Increased 3D demand
•
2D + 3D + systems =
competitive advantage
0
500
1000
1500
2000
2500
2006 2008 2010
Navigation & CAD
Geoscience
Biotech (Microscopy
& Drug Disc.)
Medical Imaging and
PACS
OEM Available Markets US$M
Source: IDC , Frost & Sullivan, MCS data

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Advanced Solutions Business Unit
•
20% of FY05 revenues
81% growth over FY04
•
Market Focus
Semiconductor Capital
Equipment
Wireless Communications
Infrastructure
•
New applications in
semiconductor equipment
•
Expanding business in
communication segments
New business emerging in
Silicon Solutions and Data Links
Available Market
$1.5 B
Served
Market
$170 M
*Fiscal 2005 revenues were $48 M
*
Today 5 years
Telecommunications
Semiconductor

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

FY04 FY05
Guidance
FY06
Timeless
Business Model
Revenue
100% 100% 100%
100%
Gross Margin
67% 66% 61-63%
66-67%
SG&A
29% 29%
29-30%
R&D
21% 20%
20-21%
Income from Operations
17% 17% 6-8%
16-18%
Timeless Business Model
Notes:
FY06 non-GAAP guidance per January 26, 2006 Q2 earnings conference call

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2006 Guidance
Fiscal Year Ending June 30, 2006
Revenues ($M) $250-260
Gross Margin 61-63%
      GAAP  Non-GAAP
Operating Income 6-8%
EPS $(0.16)-0.09 $0.50-0.70
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, January 26, 2006 Q2 earnings press release
•
Impact of equity-based compensation costs related to
FAS 123(R), amortization of purchased intangibles, and
in-process R&D charges excluded from Non-GAAP

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q3 Fiscal 2006 Guidance
Quarter Ending March 31, 2006
Revenues ($M) $55-58
      GAAP  Non-GAAP
Operating Income         (6)%-(3)%
EPS $(0.32)-$(0.26) $(0.10)-$(0.04)
•
Impact of equity-based compensation costs related to FAS
123(R), amortization of purchased intangibles, and in-
process R&D charges excluded from Non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, January 26, 2006 Q2 earnings press release

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury, IBM & Cell: A Landmark Agreement
•
The Cell Broadband Engine processor is
5-100x faster than conventional
microprocessors
•
Mercury is the 1
st
non-gaming company
to integrate the Cell Broadband Engine
into its products
High-volume gaming market is transforming the
technology industry
•
Targeting applications in existing and
new markets with optimized Cell
Broadband Engine-based products
Medical imaging, inspection, defense,
geosciences, telecommunications, etc.
•
Mercury is uniquely capable
The Cell Broadband Engine is designed to solve
the same types of problems Mercury has been
solving for many years
Cell Broadband Engine is
a trademark of Sony
Computer Entertainment
Inc.

© 2005 Mercury Computer Systems, Inc. Barry Isenstein, SVP, GM Defense Business Unit (DBU)

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

	PowerPC™ RapidIO® VxWorks
	intel inside® pentium® processor
	Cell altivec™ technology

© 2005 Mercury Computer Systems, Inc. 14 Which Markets Drive Technology? Telecom/ Networking Desktop/ Server Graphics/ Gaming PMC Linux

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

$ Millions
Mercury R&D Investment
Historically 18-21% of Revenues
Enabled by Solid Financial Performance
$250.2  Rev.
Revenues for Fiscal years ended June 30
Research and Development
$161.5M over 4 years
0
50
100
150
200
250
300
FY2002 FY2003 FY2004 FY2005
Defense
Imaging & Visualization Solutions
OEM Solutions R&D

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 16 Mercury Broadly Leverages Embedded Markets Telecom Life Sciences Defense 3-D Visualization Image Processing Shared Benefit

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
Rivet Joint
HALO
Gripen
JSF
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
EMPAR
Commandar
ASR-9
TPS-59(V)3
Jindalee
SQS-56
Sampson
AEGIS
NSSN
Gotland SSK

© 2005 Mercury Computer Systems, Inc.

Defense
•
60% of FY05 revenues
18% growth over FY04
•
Market focus
Radar
Signals Intelligence (SIGINT)
Other defense technologies
•
Technology leadership
Strong COTS model
Aboard demanding platforms
in air, on land, under sea
Full life-cycle support
•
Military transformation
• CISR
Smart weapons
Cell Broadband Engine-based
technology
Representative

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

BOEING

Raytheon

argon ST

LOCKHEED MARTIN

NORTHROP GRUMMAN

MITSUBISHI

BAE SYSTEMS

© 2005 Mercury Computer Systems, Inc. 18 Customer Success Enabling our customers to win by providing commercial off-the-shelf technology for new applications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Strategy
•
Target
High-growth CISR applications
Offer COTS “more of the sensor-based computing
system”
Solutions: HW, SW and services
Leadership in performance and functionality per volume
•
Leverage
Leadership in existing radar and SIGINT platforms
Strong customer relationships
Technological expertise

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Sensor
Defense Value Proposition
•
Sensor streaming
•
Scalable
•
Real time
•
Embedded
Real estate, environmental, cooling constraints
Real-time signal and image processing applications
Acquire Process Transmit
Mathematical
transformations
Visualize
Image Display
Complex signal returns

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

ECHOTEK™ SERIES

momentum™ SERIES

© 2005 Mercury Computer Systems, Inc.

Mercury Continues to Evolve
High Density, High Performance
Multiprocessors
Conduction-Cooled
Boards
3U Boards
Cell-Based Products
RapidIO IP
Photo-realistic
effects
Integration,
Ruggedization,
Custom Software

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Elements of Stability
•
The importance of CISR
Old threats
New threats
•
The role of COTS
Lower life-cycle costs
Faster time to deployment
•
Technology is driven by non-defense markets
Servers/Desktops
Graphics/Gamers
Telecommunications/Networking
DBU is extremely well-positioned to out-maneuver
competition in a changing environment

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Radar – Leading through Innovation
•
Radar Processing Leadership
Tactical fighters: JSF
Airborne surveillance: MP-RTIP
• Global Hawk
• E10-A, JSTARS, AWACS
Shipboard missile defense: Aegis
UAV SAR: Predator LYNX
•
Expanding Radar Markets
Upgrades to existing radars
Land-based/mobile radar
Propose new technology
• Passive radars
Cell Broadband Engine for large and
small radars
Aegis (BMD)
JSF (F-35)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

ECHOTEK™ SERIES

© 2005 Mercury Computer Systems, Inc.

Signals Intelligence (SIGINT)
•
Communications Intelligence (COMINT) and Electronic
(ELINT) Intelligence
•
Fastest growing DBU segment
Proliferation of signals
Cross-cueing for other sensors
COTS adoption
•
Comprehensive product offering
RF receivers
Analog-to-digital conversion
ASIC and FPGA-based digital receivers
Programmable digital signal processing
Future integrated product
•
Leveraged investments for defense communications

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

19"

© 2005 Mercury Computer Systems, Inc.

Revolutionizing the Industry
Widespread deployment of battlefield visualization and
decision aids previously found only in research
laboratories
Multisensor visualization for ALL warfighters on the move
Comprehensive battlefield pictures for all warfighters
Super-smart compression for high-demand data links
Detection and acquisition of previously intractable targets
What You Could Only Dream About Before
PowerBlock™ 200

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 26 Challenges of Modern Warfare Sensor data overwhelming analysts PEO-IEW&S Eddie Bair: “Over 90% of all data falls on the floor”

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Applications for Modern Warfare
Sensor to Shooter:
Providing real-time sensor-based intelligence to the shooter on the ground
Airborne
Reconnaissance
Image
Exploitation
System

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Drivers
•
DoD transformation/ISR
initiative
Persistent ISR
•
Expansion to lower
echelons, smaller platforms
•
Image & data exploitation
•
Software radio/data links
ISR becoming CISR
Network-centric warfare
•
Smart weapons
COTS initiative
Today 5 Years
Available Market
$3 B
Served
Market
$380 M
*
• Smart
Weapons
• Image & Data
Exploitation
• Data links
*Fiscal 2005 revenues were $148 M
231 Active Defense Programs
35 Design Wins in FY05

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

DBU Summary
•
DoD investment priorities consistent with DBU
strengths
Transformation agenda driving increasing need for
CISR and processing
•
COTS will grow in importance
•
DBU well-positioned
Significant barriers to entry
Strong investment strategy
• Defense and Commercial
Driving innovations for the next generation
New designs and legacy upgrades

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Corporate Summary
•
Strong competitive position in attractive and
growing markets
•
Leveraging technology investments by
entering new markets and applications
Defense and commercial
•
Continuous partnership and acquisition
activity supplements internal development
•
Strong balance sheet and operating cash
flow support investments

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 31 www.mc.com NASDAQ: MRCY